SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 14, 2016

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On October 21, 2015, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the Prospectus Supplement dated as of October 21, 2015 (the “Original Prospectus Supplement”). The Original Prospectus Supplement forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-193336), as amended, which was declared effective by the SEC on March 27, 2014 (the “Registration Statement”), along with the base prospectus and Exhibit 4.2, the Original Indenture.

Extension of Subscription Rights Offering

Under the Original Prospectus Supplement, the subscription rights are to expire by 5:00 p.m., Eastern Standard Time, on January 15, 2016. Effective January 14, 2016, the Company has decided to extend the offering of its 10% senior convertible bonds to March 31, 2016. Accordingly, the issuance date of the senior convertible bonds, which is the 31st day following the extended termination date of the subscription rights offering, is extended from February 15, 2016 to May 2, 2016.

Amendment to Supplemental Indenture

Effective October 21, 2015, the Company executed a Supplemental Indenture, as Issuer, with the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), located at 6201 15th Avenue, Brooklyn, NY 11219, as the trustee, paying agent and registrar, relating to the issuance by the Company of its 10% Convertible Senior Note due 2021 (the “Notes”).

Effective January 14, 2016, the Company executed an Amendment No. 1 to the Supplemental Indenture, dated October 21, 2015, that extended the issuance date of the senior convertible bonds from February 15, 2016 to May 2, 2016. The maturity date of the convertible bonds is extended from February 15, 2021 to May 2, 2021. The bonds will bear interest from the new date of issuance, May 2, 2016, and payable on May 2nd of each year, beginning on May 2, 2017. The “regular record date” for interest payments shall continue to be 10 business days prior to the payment date. The convertible bonds continue to be redeemable at any time after the second anniversary of their issuance date. The convertible bonds continue to be convertible at any time prior to the close of business on the business day immediately prior to the 30 day period preceding the maturity date.

The Company is filing the items included in Exhibits 4.1 and 4.2 to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits to the Registration Statement for the Prospectus Supplement and the Supplemental Indenture under Annex B. The Exhibits 4.1 an d 4.2 to this Current Report on Form 8-K are amendments to the Exhibits 4.1 and 4.2 in the Current Report on Form 8-K filed as filed with the SEC on October 21, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 - Amendment to Supplemental Indenture

Exhibit 4.2 – Amended Global Note (incorporated by reference to the Amendment to the Company’s Supplemental Indenture in Exhibit 4.1)

Exhibit 99.1 – Press release dated January 14, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: January 14, 2016	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
Chief Executive Officer

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